UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 9, 2004

The Interpublic Group of Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 704-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

The Interpublic Group of Companies (the “Company” or “Interpublic”) is filing this report to reclassify certain financial information for changes in accounting for reportable segments that occurred in the second quarter of 2004 (the “Reclassification”). This report reclassifies certain financial information for each of the three years in the period ended December 31, 2003. Such information is contained in Exhibit 99.1 to this report, which is incorporated by reference herein.

Exhibit 99.1 to this report reflects the Reclassification by amending and replacing the following sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 originally filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2004, as amended and replaced by the Company’s Current Report on Form 8-K filed with the SEC on May 26, 2004 (the “2003 Form 10-K”):

•                  the text under the headings “Business-Advertising and Specialized Marketing and Communications Services Businesses” and “Business - Independent Agencies,” set forth in Part I, Item 1,

•                  the text under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” set forth in Part I, Item 7, and

•                  Part I, Item 8 (Financial Statements and Supplementary Data).

The Reclassification was previously disclosed in the Company’s Quarterly Reports on Form 10-Q for the periods ended June 30 and September 30, 2004. Except as otherwise described herein, the Company has not amended any other information included in its Annual Report on Form 10-K for the year ended December 31, 2003 and such Form 10-K continues to speak as of the date it was filed.

The Company is organized into four global operating groups together with several stand-alone agencies. The four global operating groups are:  a) McCann-Erickson WorldGroup (“McCann”); b) the FCB Group (“FCB”); c) The Partnership; and d) the Constituent Management Group (“CMG”). Additionally, the Company owns an entity, Motorsports, that owns and/or operates venue based motorsports businesses. (The Company is in the process of exiting all of its activities related to Motorsports.) As of December 31, 2003 and March 31, 2004, the Interpublic Sports and Entertainment Group (“SEG”) was an additional global operating group. At December 31, 2003, SEG was composed of Octagon Worldwide (“OWW”), Jack Morton Worldwide (“Jack Morton”) and certain other businesses. In the first quarter of 2004, Jack Morton was transferred from SEG to CMG. Additionally, in the first quarter of 2004, the Company began to report Motorsports as a separate reportable segment. At the end the first quarter, the Company began to report three reportable segments: SEG, Motorsports and IPG (excluding SEG and Motorsports). The format as of March 31, 2004 was disclosed in the Company’s Current Report on Form 8-K filed on May 26, 2004.

In the second quarter of 2004, SEG was disbanded and its component parts were either reallocated to one of the four global operating groups or became stand-alone agencies. The Company reviewed the characteristics of each of the agencies that had previously composed the SEG segment under the provisions of Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”). This review determined that OWW had different economic characteristics than the rest of the Company and thus constituted a separate reportable segment. As such, the Company began to report OWW as a separate segment and currently maintains it along with Motorsports and IPG (excluding OWW and Motorsports) as the three reportable segments of the Company. As required by SFAS 131, consolidated financial statements published by the Company in the future will reflect modifications to its reportable segments resulting from the above changes, including reclassifications of all comparable prior period segment information. The three reportable segments reflected in the attached exhibit, therefore, are: OWW, Motorsports and IPG (excluding OWW and Motorsports).

For disclosures relating to periods subsequent to December 31, 2003, please see the Company’s reports filed with the Securities and Exchange Commission with respect to such subsequent periods, including the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004 (for matters other than those related to the reportable segment changes above), June 30, 2004 and September 30, 2004.

STATEMENT REGARDING FORWARD LOOKING DISCLOSURE

This current report on Form 8-K, including the Items in the attached Exhibit 99.1, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, contains forward-looking statements. Statements in this Current Report that are not historical facts, including statements about the Company’s beliefs and expectations, particularly regarding recent business and economic trends, our internal control over financial reporting, impairment changes, the SEC investigation, credit ratings, regulatory and legal developments, acquisitions and dispositions, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those described in “Risk Factors” in the Company’s Annual Report for the year ended December 31, 2003. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such risk factors include, but are not limited to, the following:

•                  the Company’s ability to attract new clients and retain existing clients;

•                  the Company’s ability to retain and attract key employees;

•                  risks associated with the effects of global, national and regional economic and political conditions;

•                  risks arising from material weaknesses in our internal control over financial reporting;

•                  potential adverse effects if we are required to recognize additional impairment charges or other adverse accounting related developments;

•                  potential adverse developments in connection with the SEC investigation;

•                  potential downgrades in the credit ratings of the Company’s securities

•                  developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world; and

•                  the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities.

Investors should carefully consider these factors and the additional risk factors outlined in more detail under the heading “Business-Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2003.

AVAILABLE INFORMATION

Information regarding the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and any amendments to these reports, will be made available, free of charge, at the Company’s website at www.interpublic.com, as soon as reasonably practicable after the Company electronically files such reports with or furnishes them to the Securities and Exchange Commission. Any document that the Company files with the SEC may also be read and copied at the SEC’s public reference room located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The Company’s filings are also available to the public from the SEC’s website at http://www.sec.gov/, and at the offices of the New York Stock Exchange. For further information on obtaining copies of the Company’s public filings at the New York Stock Exchange, please call (212) 656-5060.

Item 9.01.    Financial Statements and Exhibits.

Exhibit 23.1:  Consent of Independent Registered Public Accounting Firm

Exhibit 99.1:  (i) The text under the headings “Business - Advertising and Specialized Marketing and Communications Services Businesses” and “Business - Independent Agencies” set forth in Part I, Item 1 of the 2003 Form 10-K, (ii) the text under the heading “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” set forth in Part I, Item 7 of the 2003 Form 10-K, and (iii) Part I, Item 8 (Financial Statements and Supplementary Data) of the 2003 Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: November 12, 2004	By	/S/ NICHOLAS J. CAMERA
Nicholas J. Camera Senior Vice President, General Counsel and Secretary